UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2013

Semi-Annual

Repor t

ClearBridge

International Small Cap

Opportunity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge International Small Cap Opportunity Fund

Fund objective

The Fund seeks long-term growth of capital.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason Global Currents International Small Cap Opportunity Fund. Effective April 1, 2013, ClearBridge Investments, LLC (“ClearBridge”) became the successor in interest to ClearBridge Global Currents Investment Management, LLC (formerly Global Currents Investment Management, LLC) as subadviser to the Fund. There was no change in the Fund’s investment objective, strategy or portfolio managers as a result of these changes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge International Small Cap Opportunity Fund for the six-month reporting period ended March 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

ClearBridge International Small Cap Opportunity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2013 (the “reporting period”), but it did so in fits and starts. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the U.S. manufacturing sector expanded for the second straight month in October 2012, with a reading of 51.7 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to contraction territory with a reading of 49.5 in November. However, manufacturing expanded over the next four months, with the PMI at 51.3 in March 2013. During March, 14 of the 18 industries within the PMI expanded.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone.

IV	ClearBridge International Small Cap Opportunity Fund

Investment commentary (cont’d)

Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

ClearBridge International Small Cap Opportunity Fund	V

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks.

VI	ClearBridge International Small Cap Opportunity Fund

Investment commentary (cont’d)

Performance review

For the six months ended March 31, 2013, Class A shares of ClearBridge International Small Cap Opportunity Fund, excluding sales charges, returned 11.33%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Indexvi, returned 14.94% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Average1 returned 12.79% over the same time frame.

Performance Snapshot as of March 31, 2013 (excluding sales charges) (unaudited)
6 months
ClearBridge International Small Cap Opportunity Fund:
Class A	11.33%
Class C	10.98%
Class I	11.54%
MSCI EAFE Small Cap Index	14.94%
Lipper International Small/Mid-Cap Core Funds Category Average[1]	12.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2013, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 7.40%, 8.71% and 7.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. The market experienced a setback in October given renewed concerns

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 51 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge International Small Cap Opportunity Fund	VII

about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the last five months of the period. All told, for the six months ended March 31, 2013, the S&P 500 Indexvii returned 10.19%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended March 31, 2013, with the Russell Midcap Indexviii returning 16.21%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexix, returned 11.10% and the small-cap Russell 2000 Indexx returned 14.48%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 8.52% and 14.11%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxiii posted a strong return and outperformed its U.S. counterpart, during the six months ended March 31, 2013, returning 12.04%. Emerging market equities, in contrast, produced a more modest gain, as the MSCI Emerging Markets Indexxiv returned 3.87%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

April 26, 2013

RISKS: Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	ClearBridge International Small Cap Opportunity Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[x]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiv	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2013 and September 30, 2012 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2012 and held for the six-months ended March 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	11.33%	$1,000.00	$1,113.30	1.45%	$7.64	Class A	5.00%	$1,000.00	$1,017.70	1.45%	$7.29
Class C	10.98	1,000.00	1,109.80	2.20	11.57	Class C	5.00	1,000.00	1,013.96	2.20	11.05
Class I	11.54	1,000.00	1,115.40	1.20	6.33	Class I	5.00	1,000.00	1,018.95	1.20	6.04

[1]	For the six months ended March 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2013

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Common Stocks — 93.0%
Consumer Discretionary — 25.9%
Auto Components — 3.7%
Takata Corp.	8,510	$171,041
Toyo Tire & Rubber Co., Ltd.	108,983	486,247
TS Tech Co., Ltd.	12,209	345,771
Total Auto Components		1,003,059
Distributors — 1.0%
Xinhua Winshare Publishing and Media Co., Ltd., Class H Shares	463,263	256,621
Hotels, Restaurants & Leisure — 6.2%
Greene King PLC	34,015	362,822
Marston’s PLC	147,395	316,902
OPAP SA	29,690	234,438
REXLot Holdings Ltd.	2,279,655	199,698
Saint Marc Holdings Co., Ltd.	3,464	165,408
William Hill PLC	72,610	408,101
Total Hotels, Restaurants & Leisure		1,687,369
Household Durables — 2.4%
Corporacion GEO SA de CV, Series B Shares	240,560	144,514	*
Cyrela Brazil Realty SA	14,630	125,467
Duni AB	22,274	211,920
Ekornes ASA	10,420	167,698
Total Household Durables		649,599
Internet & Catalog Retail — 0.6%
Takkt AG	10,177	166,329
Multiline Retail — 2.5%
Izumi Co., Ltd.	17,132	416,038
Myer Holdings Ltd.	88,624	272,199
Total Multiline Retail		688,237
Specialty Retail — 6.5%
Laura Ashley Holdings PLC	405,450	178,658
Nafco Co., Ltd.	18,199	329,432
Pal Co., Ltd.	13,936	389,648
Tom Tailor Holding AG	22,630	509,385
Yamada Denki Co., Ltd.	7,442	339,944
Total Specialty Retail		1,747,067
Textiles, Apparel & Luxury Goods — 3.0%
361 Degrees International Ltd.	530,699	154,508
Anta Sports Products Ltd.	221,334	189,042

See Notes to Financial Statements.

4	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
Hosa International Ltd.	654,830	$219,330
Xingquan International Sports Holdings Ltd.	466,730	135,655
Xtep International Holdings Ltd.	315,523	122,347
Total Textiles, Apparel & Luxury Goods		820,882
Total Consumer Discretionary		7,019,163
Consumer Staples — 6.7%
Food & Staples Retailing — 0.6%
San-A Co., Ltd.	3,466	157,956
Food Products — 6.1%
Aker Seafoods ASA	123,680	125,993	*
Asian Citrus Holdings Ltd.	313,990	161,797
CSM	14,110	298,434
Greencore Group PLC	182,535	293,300
Koninklijke Wessanen NV	59,340	172,668
Marine Harvest ASA	417,274	386,858	*
Pacific Andes Resources Development Ltd.	176,233	20,176
Rock Field Co., Ltd.	8,736	184,678
Total Food Products		1,643,904
Total Consumer Staples		1,801,860
Energy — 4.2%
Energy Equipment & Services — 3.0%
Aker ASA, Class A Shares	10,171	381,364
Lamprell PLC	107,890	213,933
Shinko Plantech Co., Ltd.	26,461	213,071
Total Energy Equipment & Services		808,368
Oil, Gas & Consumable Fuels — 1.2%
Exmar NV	32,770	323,868
Total Energy		1,132,236
Financials — 10.5%
Capital Markets — 1.5%
F&C Asset Management PLC	192,486	305,342
Man Group PLC	85,290	115,533
Total Capital Markets		420,875
Commercial Banks — 2.7%
Banco Latinoamericano de Comercio Exterior SA	17,974	444,677
Ringkjoebing Landbobank Aktieselskab	1,912	284,676
Total Commercial Banks		729,353
Insurance — 1.4%
Beazley PLC	120,252	381,330

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	5

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 2.5%
Top REIT Inc.	48	$285,547
United Urban Investment Corp.	234	381,321
Total Real Estate Investment Trusts (REITs)		666,868
Real Estate Management & Development — 2.4%
Deutsche Wohnen AG	7,199	130,854
GAGFAH SA	26,105	320,606	*
Patrizia Immobilien AG	20,420	189,771	*
Total Real Estate Management & Development		641,231
Total Financials		2,839,657
Health Care — 1.3%
Health Care Providers & Services — 1.3%
Rhoen-Klinikum AG	16,647	353,267
Industrials — 22.9%
Building Products — 1.7%
Maezawa Kasei Industries Co., Ltd.	24,196	253,951
Noritz Corp.	10,981	217,788
Total Building Products		471,739
Commercial Services & Supplies — 4.1%
Aeon Delight Co., Ltd.	8,393	185,273
Moshi Moshi Hotline Inc.	19,156	272,480
Shanks Group PLC	232,652	277,500
Séché Environnement	10,433	370,447
Total Commercial Services & Supplies		1,105,700
Construction & Engineering — 2.4%
Heijmans N.V.	27,431	246,137
Morgan Sindall Group PLC	30,354	255,974
Raubex Group Ltd.	67,303	142,726
Total Construction & Engineering		644,837
Electrical Equipment — 4.0%
Dongfang Electric Corp. Ltd., Class H Shares	157,030	259,338
Prysmian SpA	17,207	354,012
Saft Groupe SA	11,349	292,409
Zumtobel AG	15,420	177,895
Total Electrical Equipment		1,083,654
Industrial Conglomerates — 2.1%
Haw Par Corp., Ltd.	62,128	386,688
Rheinmetall AG	3,951	182,756
Total Industrial Conglomerates		569,444

See Notes to Financial Statements.

6	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Machinery — 1.3%
Krones AG	4,970	$352,433
Marine — 1.2%
Baltic Trading Ltd.	35,470	145,072
Diana Shipping Inc.	17,660	188,256	*
Total Marine		333,328
Professional Services — 2.0%
Teleperformance	12,931	551,056
Trading Companies & Distributors — 2.2%
Grafton Group PLC	47,901	313,825
SIG PLC	113,904	274,145
Total Trading Companies & Distributors		587,970
Transportation Infrastructure — 1.9%
BBA Aviation PLC	61,795	241,778
Yuexiu Transport Infrastructure Ltd.	230,463	120,537
Zhejiang Expressway Co., Ltd., Class H Shares	182,176	143,628
Total Transportation Infrastructure		505,943
Total Industrials		6,206,104
Information Technology — 12.3%
Communications Equipment — 1.1%
Mitsui Knowledge Industry Co., Ltd.	127	21,748
U-Blox AG	5,340	271,416
Total Communications Equipment		293,164
Computers & Peripherals — 0.9%
Wincor Nixdorf AG	5,150	255,809
Electronic Equipment, Instruments & Components — 3.4%
E2v Technologies PLC	131,957	240,602
Laird PLC	93,049	307,226
Nippon Electric Glass Co., Ltd.	43,190	214,264
Orbotech Ltd.	14,370	144,850	*
Total Electronic Equipment, Instruments & Components		906,942
IT Services — 4.8%
Indra Sistemas SA	35,393	421,928
NET One Systems Co., Ltd.	14,910	130,988
NS Solutions Corp.	6,459	124,123
SCSK Corp.	7,076	136,506
Sopra Group	2,595	192,100
Travelsky Technology Ltd., Class H Shares	455,360	299,758
Total IT Services		1,305,403

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	7

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Software — 2.1%
Square Enix Co., Ltd.	18,954	$202,759
SRA Holdings Inc.	17,006	195,469
Sword Group	10,171	172,619
Total Software		570,847
Total Information Technology		3,332,165
Materials — 7.0%
Chemicals — 3.6%
Borregaard ASA	62,670	252,150	*
Filtrona PLC	53,170	588,145
Wacker Chemie AG	1,710	122,377
Total Chemicals		962,672
Containers & Packaging — 2.6%
AMVIG Holdings Ltd.	242,101	90,914
DS Smith PLC	34,621	115,099
Smurfit Kappa Group PLC	30,669	507,139
Total Containers & Packaging		713,152
Metals & Mining — 0.8%
Pan American Silver Corp.	13,430	220,782
Total Materials		1,896,606
Telecommunication Services — 1.4%
Wireless Telecommunication Services — 1.4%
Freenet AG	15,805	384,022
Utilities — 0.8%
Water Utilities — 0.8%
Sound Global Ltd.	471,394	209,027
Tri-Tech Holding Inc.	4,830	10,143	*
Total Utilities		219,170
Total Investments before Short-Term Investments (Cost — $24,503,192)		25,184,250

See Notes to Financial Statements.

8	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

ClearBridge International Small Cap Opportunity Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 6.5%
Repurchase Agreements — 6.5%
Interest in $91,224,000 joint tri-party repurchase agreement dated 3/28/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,755,039; (Fully Collateralized by various U.S. government agency obligations, 0.600% to 0.750% due 2/22/16 to 3/6/17; Market Value — $1,790,103) (Cost — $1,755,000)	0.200%	4/1/13	$1,755,000	$1,755,000
Total Investments — 99.5% (Cost — $26,258,192#)				26,939,250
Other Assets in Excess of Liabilities — 0.5%				136,171
Total Net Assets — 100.0%				$27,075,421

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule :
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	9

ClearBridge International Small Cap Opportunity Fund

Summary of Investments by Country (unaudited)*
Japan	21.6%
United Kingdom	14.8
Germany	9.8
France	5.9
China	5.3
Norway	4.9
Ireland	4.1
Netherlands	2.7
Cayman Islands	2.2
Singapore	2.2
Panama	1.7
Spain	1.6
Jersey	1.4
Bermuda	1.3
Italy	1.3
Marshall Islands	1.2
Belgium	1.2
Luxembourg	1.2
Denmark	1.1
Australia	1.0
Switzerland	1.0
Greece	0.9
Canada	0.8
Isle of Man	0.8
Sweden	0.8
Austria	0.7
Israel	0.5
Mexico	0.5
South Africa	0.5
Brazil	0.5
Short-Term Investments	6.5
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2013 and are subject to change.

See Notes to Financial Statements.

10	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2013

Assets:
Investments, at value (Cost — $26,258,192)	$26,939,250
Foreign currency, at value (Cost — $43,670)	43,666
Receivable for securities sold	313,597
Dividends and interest receivable	81,000
Unrealized appreciation on forward foreign currency contracts	6,197
Receivable for Fund shares sold	194
Prepaid expenses	45,518
Total Assets	27,429,422

Liabilities:
Payable for securities purchased	234,125
Due to custodian	84,095
Investment management fee payable	8,885
Service and/or distribution fees payable	197
Accrued expenses	26,699
Total Liabilities	354,001
Total Net Assets	$27,075,421

Net Assets:
Par value (Note 7)	$20
Paid-in capital in excess of par value	26,415,025
Undistributed net investment income	20,523
Accumulated net realized loss on investments and foreign currency transactions	(47,531)
Net unrealized appreciation on investments and foreign currencies	687,384
Total Net Assets	$27,075,421

Shares Outstanding:
Class A	30,771
Class C	9,430
Class I	1,952,640

Net Asset Value:
Class A (and redemption price)	$13.55
Class C*	$13.53
Class I (and redemption price)	$13.59
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.38

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended March 31, 2013

Investment Income:
Dividends	$106,614
Interest	881
Less: Foreign taxes withheld	(4,764)
Total Investment Income	102,731

Expenses:
Registration fees	40,406
Investment management fee (Note 2)	35,484
Audit and tax	15,897
Custody fees	13,049
Legal fees	11,255
Shareholder reports	11,080
Transfer agent fees (Note 5)	5,493
Service and/or distribution fees (Notes 2 and 5)	1,101
Insurance	180
Fund accounting fees	171
Trustees’ fees	159
Miscellaneous expenses	2,563
Total Expenses	136,838
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(85,644)
Net Expenses	51,194
Net Investment Income	51,537

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	43,127
Foreign currency transactions	(27,660)
Net Realized Gain	15,467
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	527,493
Foreign currencies	6,290
Change in Net Unrealized Appreciation (Depreciation)	533,783
Net Gain on Investments and Foreign Currency Transactions	549,250
Increase in Net Assets From Operations	$600,787

See Notes to Financial Statements.

12	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2013 (unaudited) and the Year Ended September 30, 2012	2013	2012

Operations:
Net investment income	$51,537	$73,001
Net realized gain	15,467	91,172
Change in net unrealized appreciation (depreciation)	533,783	441,251
Increase in Net Assets From Operations	600,787	605,424

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(94,679)	(64,104)
Net realized gains	(124,873)	(52,732)
Decrease in Net Assets From Distributions to Shareholders	(219,552)	(116,836)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	22,560,838	1,056,162
Reinvestment of distributions	204,402	109,544
Cost of shares repurchased	(134,576)	(50,743)
Increase in Net Assets From Fund Share Transactions	22,630,664	1,114,963
Increase in Net Assets	23,011,899	1,603,551

Net Assets:
Beginning of period	4,063,522	2,459,971
End of period*	$27,075,421	$4,063,522
* Includes undistributed net investment income of:	$20,523	$63,665

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011[3]

Net asset value, beginning of period	$12.77	$11.04	$12.00

Income (loss) from operations:
Net investment income	0.02	0.27	0.15
Net realized and unrealized gain (loss)	1.38	1.96	(1.00)
Total income (loss) from operations	1.40	2.23	(0.85)

Less distributions from:
Net investment income	(0.26)	(0.26)	(0.11)
Net realized gains	(0.36)	(0.24)	—
Total distributions	(0.62)	(0.50)	(0.11)

Net asset value, end of period	$13.55	$12.77	$11.04
Total return[4]	11.33%	20.99%	(7.13)%

Net assets, end of period (000s)	$417	$353	$96

Ratios to average net assets:
Gross expenses	4.73%[5]	7.40%	11.39%[5]
Net expenses[6,7,8]	1.45 [5]	1.45	1.45 [5]
Net investment income	0.36 [5]	2.34	1.19 [5]

Portfolio turnover rate	18%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]	For the period October 1, 2010 (inception date) through September 30, 2011.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%

See Notes to Financial Statements.

14	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011[3]

Net asset value, beginning of period	$12.69	$10.98	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.18	0.06
Net realized and unrealized gain (loss)	1.38	1.95	(0.99)
Total income (loss) from operations	1.36	2.13	(0.93)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.09)
Net realized gains	(0.36)	(0.24)	—
Total distributions	(0.52)	(0.42)	(0.09)

Net asset value, end of period	$13.53	$12.69	$10.98
Total return[4]	10.98%	20.00%	(7.80)%

Net assets, end of period (000s)	$127	$110	$92

Ratios to average net assets:
Gross expenses	5.55%[5]	8.71%	11.98%[5]
Net expenses[6,7,8]	2.20 [5]	2.20	2.20 [5]
Net investment income (loss)	(0.37) [5]	1.58	0.44 [5]

Portfolio turnover rate	18%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]	For the period October 1, 2010 (inception date) through September 30, 2011.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011[3]

Net asset value, beginning of period	$ 12.79	$11.06	$12.00

Income (loss) from operations:
Net investment income	0.09	0.30	0.18
Net realized and unrealized gain (loss)	1.34	1.96	(1.00)
Total income (loss) from operations	1.43	2.26	(0.82)

Less distributions from:
Net investment income	(0.27)	(0.29)	(0.12)
Net realized gains	(0.36)	(0.24)	—
Total distributions	(0.63)	(0.53)	(0.12)

Net asset value, end of period	$13.59	$12.79	$11.06
Total return[4]	11.54%	21.27%	(6.91)%

Net assets, end of period (000s)	$26,531	$3,601	$2,272

Ratios to average net assets:
Gross expenses	3.17%[5]	7.52%	11.07%[5]
Net expenses[6,7,8]	1.20 [5]	1.20	1.20 [5]
Net investment income	1.28 [5]	2.57	1.44 [5]

Portfolio turnover rate	18%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]	For the period October 1, 2010 (inception date) through September 30, 2011.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge International Small Cap Opportunity Fund (formerly Legg Mason Global Currents International Small Cap Opportunity Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	17

reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$25,184,250	—	—	$25,184,250
Short-term investments†	—	$1,755,000	—	1,755,000
Total investments	$25,184,250	$1,755,000	—	$26,939,250
Other financial instruments:
Forward foreign currency contracts	—	$6,197	—	$6,197
Total	$25,184,250	$1,761,197	—	$26,945,447

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	19

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or

20	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	21

Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Global Currents Investment Management, LLC (“ClearBridge Global Currents”) (formerly Global Currents Investment Management, LLC) is the Fund’s subadviser. Effective April 1, 2013, ClearBridge Investments, LLC (“ClearBridge”) became the successor in interest to ClearBridge Global Currents as subadviser to the Fund. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

22	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge Global Currents (after April 1, 2013, ClearBridge) and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.45%, 2.20% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the six months ended March 31, 2013, fees waived and/or expenses reimbursed amounted to $85,644.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2013, LMIS and its affiliates received sales charges of $8 on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended March 31, 2013.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	23

3. Investments

During the six months ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$22,486,107
Sales	1,808,785

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,483,352
Gross unrealized depreciation	(802,294)
Net unrealized appreciation	$681,058

At March 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	State Street Bank & Trust Co.	1,503,000	1,927,172	5/15/13	$6,197

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$6,197

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2013. The table provides information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$6,197

24	ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$275,310

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$509	$238
Class C	592	135
Class I	—	5,120
Total	$1,101	$5,493

For the six months ended March 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$6,671
Class C	1,986
Class I	76,987
Total	$85,644

6. Distributions to shareholders by class

	Six Months Ended March 31, 2013	Year Ended September 30, 2012
Net Investment Income:
Class A	$8,275	$2,309
Class C	1,399	1,529
Class I	85,005	60,266
Total	$94,679	$64,104

Net Realized Gains:
Class A	$11,153	$2,064
Class C	3,134	1,975
Class I	110,586	48,693
Total	$124,873	$52,732

ClearBridge International Small Cap Opportunity Fund 2013 Semi-Annual Report	25

7. Shares of beneficial interest

At March 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,132	$105,943	20,496	$245,653
Shares issued on reinvestment	1,512	19,427	409	4,373
Shares repurchased	(6,517)	(86,353)	(1,965)	(23,487)
Net increase	3,127	$39,017	18,940	$226,539

Class C
Shares sold	415	$5,526	—	—
Shares issued on reinvestment	355	4,532	327	$3,504
Net increase	770	$10,058	327	$3,504

Class I
Shares sold	1,660,848	$22,449,369	68,792	$810,509
Shares issued on reinvestment	14,008	180,443	9,512	101,667
Shares repurchased	(3,675)	(48,223)	(2,265)	(27,256)
Net increase	1,671,181	$22,581,589	76,039	$884,920

26	ClearBridge International Small Cap Opportunity Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) (the successor in interest to ClearBridge Global Currents Investment Management, LLC, formerly Global Currents Investment Management, LLC) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the

ClearBridge International Small Cap Opportunity Fund	27

investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional international small/mid-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the period, and ranked in the first quintile of the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s

28	ClearBridge International Small Cap Opportunity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of three institutional international small-/mid-

ClearBridge International Small Cap Opportunity Fund	29

cap core funds and six institutional international small-/mid-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional international small-/mid-cap core funds and institutional international small-/mid-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the average management fee paid by the funds in the Expense Universe, but that the Fund’s Contractual Management Fee was higher than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group but lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.

30	ClearBridge International Small Cap Opportunity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge

International Small Cap Opportunity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken
Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge International Small Cap Opportunity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Opportunity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013529 5/13 SR13-1918

ITEM 2.	CODE OF ETHICS.

Not applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Office
Legg Mason Partners Equity Trust

Date: May 24, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date: May 24, 2013